                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                               SEPTEMBER 25, 2000




                                 TRANSPRO, INC.
             (Exact name of Registrant as specified in its charter)


          DELAWARE                        1-13894                34-1807383
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

                  100 Gando Drive, New Haven, Connecticut 06513
          (Address of principal executive offices, including zip code)

                                 (203) 401-6450
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS

         On September 25, 2000, TransPro, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the resignation of Henry P. McHale as President and Chief Executive Officer and a Director of the Company effective December 31, 2000 and the formation of a committee of the Board of Directors of the Company to immediately commence a search for his successor.



Item 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits - The following exhibits are filed as part of this report:


99.1     Press Release dated September 25, 2000



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              TRANSPRO, INC.


Date:  September 29, 2000     By: /s/ Henry P. McHale
                                  ----------------------------------------------
                                      Henry P. McHale
                                      President, Chief Executive Officer and
                                      Director

Date:  September 29, 2000     By: /s/ Timothy E. Coyne
                                  ----------------------------------------------
                                      Timothy E. Coyne
                                      Vice President, Treasury, Secretary,
                                      Controller and Chief Financial Officer
                                      (Principal Financial and Accounting
                                      Officer)




                                   Page 2 of 2